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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 19, 2001 relating to the consolidated financial statements and our report dated March 9, 2001 related to the financial statement schedule of Conoco Inc., which appears in Conoco Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.


PRICEWATERHOUSECOOPERS LLP



Houston, Texas
May 31, 2001